UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2007
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)


           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
    ----------------------------------------                    -----
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
           ---------------------

      Item 2.02  Results of Operations and Financial Condition.
                 ---------------------------------------------

              On May 10, 2007, First Litchfield Financial Corporation (the "Company") issued a press release announcing financial results for the first quarter ending March 31, 2007. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits
           ---------------------------------

      Item 9.01  Financial Statements and Exhibits.
                 ---------------------------------
      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits
            --------
            Exhibit Index

            Exhibit 99.1 Press Release dated May 10, 2007.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      FIRST LITCHFIELD FINANCIAL CORPORATION


                                      By  /s/ Joseph J. Greco
                                          -------------------------------------
                                          Joseph J. Greco
                                          President and Chief Executive Officer


Dated:  May 10, 2007


                                        2